UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): March 1, 2007

                            Five Star Products, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-25869                                        13-3729186
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     (Commission File Number)                  (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                    10604
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 9.01         Financial Statements and Exhibits

         This Current Report on Form 8-K/A is being filed to include a corrected version of Exhibit 10.13

(d)      Exhibits


         10.13 Stock Options Agreement, dated March 1, 2007, between National Patent Development Corporation and John Belknap.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIVE STAR PRODUCTS, INC.


Date: March  7, 2007
                                                     John Belknap
                                                     President

                                  EXHIBIT INDEX

   10.13 Stock Options Agreement, dated March 1, 2007, between National Patent Development Corporation and John Belknap.